UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2009

CTC MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52003	58-1869211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Pravda Street, 15A Moscow, Russia		125124
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +7-495-785-6333

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

As disclosed in the Quarterly Report on Form 10-Q filed by CTC Media, Inc. (the “Company”) for the fiscal quarter ended June 30, 2009, Alexander Rodnyansky provided a notice on June 29, 2009 to the Co-Chairman of the Board of Directors of exercise in full of the outstanding stock appreciation right to purchase 6,217,600 shares of the Company’s common stock.  Mr. Rodnyansky subsequently revoked and withdrew this proposed exercise notice, and on August 24, 2009 such revocation and withdrawal was accepted by the Company’s Compensation Committee (on authority delegated by the Board).  The stock appreciation right remains exercisable in accordance with its original terms, including, without limitation, with respect to exercise prices and the ability of the Company to elect to settle any future exercise in either stock or cash.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTC MEDIA, INC.

Date: August 28, 2009	By:	/s/ Boris Podolsky
	Name:	Boris Podolsky
	Title:	Chief Financial Officer